EXHIBIT 10.3

  THIS IS A FORM OF SUBORDINATION AGREEMENT DATED APRIL 10, 2002, BETWEEN THE COMPANY AND CHRISTOPHER A. JOHNSTON, JOHN C. LAUCHNOR, CHARLES S. MECHEM, JR., DWR CUSTODIAN FOR KENNETH WARREN ATTORNEY AT LAW F/B/O KENNETH J. WARREN VIP+ PROFIT SHARING PLAN DATED MARCH 24, 1997, AND THE JOHNSTON FAMILY LIVING TRUST
              FOR THE BENEFIT OF WELLS FARGO BUSINESS CREDIT, INC.


                             SUBORDINATION AGREEMENT

     This   Agreement,    dated   as   of   April   10,   2002,   is   made   by
_____________________ (the "Subordinated Creditor"), for the benefit of Wells Fargo Business Credit, Inc., a Minnesota corporation (the "Lender").

     Royal Grip, Inc., a Nevada corporation ("RG") Royal Grip Headwear Company, a Nevada corporation ("RGHC"), FM Precision Golf Manufacturing Corp., a Delaware corporation ("FMM") and FM Precision Golf Sales Corp., a Delaware corporation ("FMS") are now or hereafter may be indebted to the Lender on account of loans or the other extensions of credit or financial accommodations from the Lender to them, or to any other person under the guaranty or endorsement of them.

     Royal Precision, Inc., a Delaware corporation ("RP") is the guarantor of all indebtedness owed to RG, RGHC, FMM and FMS to Lender. RP, RG, RGHC, FMS and FMM are collectively referred to as the "Borrower".

     The Subordinated Creditor has made or may make loans or grant other financial accommodations to the Borrower.

     As a condition to making any loan or extension of credit to the Borrower, the Lender has required that the Subordinated Creditor subordinate the payment of the Subordinated Creditor's loans and other financial accommodations to the payment of any and all indebtedness of the Borrower to the Lender. Assisting the Borrower in obtaining credit accommodations from the Lender and subordinating its interests pursuant to the terms of this Agreement are in the Subordinated Creditor's best interest.

     ACCORDINGLY, in consideration of the loans and other financial accommodations that have been made and may hereafter be made by the Lender for the benefit of the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Creditor hereby agrees as follows:

     1. DEFINITIONS. As used herein, the following terms have the meanings set forth below:

          "Borrower Default" means a Default or Event of Default as defined in any agreement or instrument evidencing, governing, or issued in connection with Lender Indebtedness, including, but not limited to, (i) the Amended and Restated Credit and Security Agreement dated as of October 9, 1998, as amended from time to time by and between RG, RGHC and the Lender as the same may hereafter be amended, supplemented or restated from time to time,

     (ii) the Credit and Security Agreement dated as of October 9, 1998, as amended from time to time, by and between FMS, FMM and the Lender as the same may hereafter be amended, supplemented or restated from time to time,
     (iii) the Guaranty dated as of October 9, 1998 by RP in favor of Lender, as the same may hereafter be amended, supplemented or restated from time to time, and (iv) the Replacement Guaranty dated as of October 9, 1998 by RP in favor of Lender, as the same may hereafter be amended, supplemented or restated from time to time, or any default under or breach of any such agreement or instrument.

          "Lender Indebtedness" means each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several, all interest thereon, all renewals, extensions and modifications thereof and any notes issued in whole or partial substitution therefor.

          "Related Subordinated Notes" means RP's Subordinated Promissory Notes, each dated as of February 28, 2002 (except for the Note payable to Christopher A. Johnston, which is dated March 8, 2002), payable to the order of (i) Richard Johnston and Jayne A. Johnston as Trustees of the Johnston Family Living Trust created by instrument dated April 11, 1994 as restated on June 29, 1995 in the original principal amount of $150,000.00,
     (ii) DWR Custodian for Kenneth Warren Attorney at Law f/b/o Kenneth J. Warren VIP+ Profit Sharing Plan dated March 24, 1997 in the original principal amount of $50,000.00, (iii) Charles S. Mechem, Jr. in the original principal amount of $50,000.00 and (iv) John C. Lauchnor in the original principal amount of $25,000.00, together with all renewals, extensions and modifications thereof and any note or notes issued in substitution thereof.

          "Subordinated Indebtedness" means all obligations to repay funds borrowed as evidenced by the Subordinated Note as amended, renewed, substituted or restated from time to time.

          "Subordinated Note" means RP's Subordinated Promissory Note, dated as of February 28, 2002, payable to the order of the Subordinated Creditor in the original principal amount of $50,000.00, together with all renewals, extensions and modifications thereof and any note or notes issued in substitution therefor.

     2. SUBORDINATION. The payment of all of the Subordinated Indebtedness is hereby expressly subordinated to the extent and in the manner hereinafter set forth to the payment in full of the Lender Indebtedness; and regardless of any priority otherwise available to the Subordinated Creditor by law or by agreement, the Lender shall hold a first security interest in all collateral securing payment of the Lender Indebtedness (the "Collateral"), and any security interest claimed therein (including any proceeds thereof but excluding the Option (as defined in the Subordinated Note) and the proceeds from the exercise of the Option) by the Subordinated Creditor shall be and remain fully subordinate for all purposes to the security interest of the Lender therein for all purposes whatsoever.

     3. PRINCIPAL PAYMENTS. Until all of the Lender Indebtedness has been paid in full, the Subordinated Creditor shall not, without the Lender's prior written consent, demand, receive or accept any principal payment from the Borrower in respect of the Subordinated Indebtedness, or exercise any right of or permit any setoff in respect of the Subordinated Indebtedness, except that the Subordinated Creditor may accept scheduled payments (but not prepayments and the Lender acknowledges that October 26, 2002 is the maturity of the Subordinated Note) of principal required to be paid under the Subordinated Note, so long as (i) no Borrower Default has occurred and is continuing or will occur as a result of or immediately following any such payment, (ii) the aggregate excess Availability, as defined in the Credit Agreements (exclusive of any Availability existing as a result of any overadvance component of either Borrowing Base) for the 60 days immediately preceding any such payment is not less than $500,000.00 and (iii) after giving effect to each such payment, together with any payments made on the Related Subordinated Notes, the aggregate Availability (exclusive of any Availability existing as a result of any overadvance components of either Borrowing Base) under both Credit Agreements minus accounts payable more than 30 days past respective due date is not less than $500,000.00.

     4. INTEREST PAYMENTS. Without the Lender's prior written consent, the Subordinated Creditor shall not demand, receive or accept any interest payment from the Borrower in respect of the Subordinated Indebtedness so long as any Borrower Default exists or if a Borrower Default will occur as a result of or immediately following such interest payment.

     5. RECEIPT OF PROHIBITED PAYMENTS. If the Subordinated Creditor receives any payment on the Subordinated Indebtedness that the Subordinated Creditor is not entitled to receive under the provisions of this Agreement, the Subordinated Creditor will hold the amount so received in trust for the Lender and will forthwith turn over such payment to the Lender in the form received (except for the endorsement of the Subordinated Creditor where necessary) for application to then-existing Lender Indebtedness (whether or not due), in such manner of application as the Lender may deem appropriate. If the Subordinated Creditor exercises any right of setoff which the Subordinated Creditor is not permitted to exercise under the provisions of this Agreement, the Subordinated Creditor will promptly pay over to the Lender, in immediately available funds, an amount equal to the amount of the claims or obligations offset. If the Subordinated Creditor fails to make any endorsement required under this Agreement, the Lender, or any of its officers or employees or agents on behalf of the Lender, is hereby irrevocably appointed as the attorney-in-fact (which appointment is coupled with an interest) for the Subordinated Creditor to make such endorsement in the Subordinated Creditor's name.

     6. ACTION ON SUBORDINATED DEBT. The Subordinated Creditor will not commence any action or proceeding against the Borrower to recover all or any part of the Subordinated Indebtedness, or join with any creditor (unless the Lender shall so join) in bringing any proceeding against the Borrower under any bankruptcy, reorganization, readjustment of debt, arrangement of debt receivership, liquidation or insolvency law or statute of the federal or any state government, or take possession of, sell, or dispose of any Collateral, or exercise or enforce any right or remedy available to the Subordinated Creditor with respect to any such Collateral, unless and until the Lender Indebtedness has been paid in full.

     7. ACTION CONCERNING COLLATERAL.

          (a) Notwithstanding any security interest now held or hereafter acquired by the Subordinated Creditor, the Lender may take possession of, sell, dispose of, and otherwise deal with all or any part of the Collateral (other than the Option and the proceeds from the exercise of the Option) and may enforce any right or remedy available to it with respect to the Collateral, all without notice to or consent of the Subordinated Creditor except as specifically required by applicable law.

          (b) In addition, and without limiting the generality of the foregoing, if a Borrower Default has occurred and is continuing and the Borrower intends to sell any Collateral to an unrelated third party outside the ordinary course of business, the Subordinated Creditor shall, upon the Lender's request, execute and deliver to such purchaser such instruments as may reasonably be necessary to terminate and release any security interest or lien the Subordinated Creditor has in the Collateral to be sold.

          (c) The Lender shall have no duty to preserve, protect, care for, insure, take possession of, collect, dispose of, or otherwise realize upon any of the Collateral, and in no event shall the Lender be deemed the Subordinated Creditor's agent with respect to the Collateral. All proceeds received by the Lender with respect to any Collateral may be applied, first, to pay or reimburse the Lender for all costs and expenses (including reasonable attorneys' fees) incurred by the Lender in connection with the collection of such proceeds, and, second, to any indebtedness secured by the Lender's security interest in that Collateral in any order that it may choose.

     8. BANKRUPTCY AND INSOLVENCY. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to bankruptcy law, the sale of all or substantially all of the assets of the Borrower, dissolution, liquidation or any other marshalling of the assets or liabilities of the Borrower, the Subordinated Creditor will file all claims, proofs of claim or other instruments of similar character necessary to enforce the obligations of the Borrower in respect of the Subordinated Indebtedness and will hold in trust for the Lender and promptly pay over to the Lender in the form received (except for the endorsement of the Subordinated Creditor where necessary) for application to the then-existing Lender Indebtedness, any and all moneys, dividends or other assets received in any such proceedings on account of the Subordinated Indebtedness, unless and until the Lender Indebtedness has been paid in full. If the Subordinated Creditor shall fail to take any such action, the Lender, as attorney-in-fact for the Subordinated Creditor, may take such action on the Subordinated Creditor's behalf. The Subordinated Creditor hereby irrevocably appoints the Lender, or any of its officers or employees on behalf of the Lender, as the attorney-in-fact for the Subordinated Creditor (which appointment is coupled with an interest) with the power but not the duty to demand, sue for, collect and receive any and all such moneys, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, to vote claims comprising Subordinated Indebtedness to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension and to take such other action in the Lender's own name or in the name of the Subordinated Creditor as the Lender may deem necessary or advisable for the enforcement of the agreements contained herein; and the Subordinated Creditor will execute and deliver to the

Lender such other and further powers-of-attorney or instruments as the Lender may request in order to accomplish the foregoing.

     9. RESTRICTIVE LEGEND; TRANSFER OF SUBORDINATED INDEBTEDNESS. The Subordinated Creditor will cause the Subordinated Note or any part thereof to contain a specific statement thereon to the effect that the indebtedness thereby evidenced is subject to the provisions of this Agreement, and the Subordinated Creditor will mark its books conspicuously to evidence the subordination effected hereby. Attached hereto is a true and correct copy of the Subordinated Note bearing such legend. At the request of the Lender, after and during the continuance of a Borrower Default, the Subordinated Creditor shall deposit with the Lender the Subordinated Note and all of the other notes, bonds, debentures or other instruments evidencing the Subordinated Indebtedness, which notes, bonds, debentures or other instruments may be held by the Lender so long as any Lender Indebtedness remains outstanding. The Subordinated Creditor is the lawful holder of the Subordinated Note and has not transferred any interest therein to any other person.

     10. CONTINUING EFFECT. This Agreement shall constitute a continuing agreement of subordination, and the Lender may, without notice to or consent by the Subordinated Creditor, modify any term of the Lender Indebtedness in reliance upon this Agreement. Without limiting the generality of the foregoing, the Lender may, at any time and from time to time, either before or after receipt of any such notice of revocation, without the consent of or notice to the Subordinated Creditor and without incurring responsibility to the Subordinated Creditor or impairing or releasing any of the Lender's rights or any of the Subordinated Creditor's obligations hereunder:

          (a) change the interest rate or change the amount of payment or extend the time for payment or renew or otherwise alter the terms of any Lender Indebtedness or any instrument evidencing the same in any manner;

          (b) sell, exchange, release or otherwise deal with any property at any time securing payment of the Lender Indebtedness or any part thereof;

          (c) release anyone liable in any manner for the payment or collection of the Lender Indebtedness or any part thereof;

          (d) exercise or refrain from exercising any right against the Borrower or any other person (including the Subordinated Creditor); and

(e) apply any sums received by the Lender, by whomsoever paid and however realized, to the Lender Indebtedness in such manner as the Lender shall deem appropriate.

     11. NO COMMITMENT. None of the provisions of this Agreement shall be deemed or construed to constitute or imply any commitment or obligation on the part of the Lender to make any future loans or other extensions of credit or financial accommodations to the Borrower.

     12. NOTICE. All notices and other communications hereunder shall be in writing and shall be (i) personally delivered, (ii) transmitted by registered mail, postage prepaid, or (iii) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth below:

          If to the Lender:

          Wells Fargo Business Credit, Inc
          100 West Washington Street, 7th Floor
          MAC S4101-076
          Phoenix, Arizona  85003
          Telecopier:  602-378-6215
          Attention:  Mr. Cliff Moschnik

          If to the Subordinated Creditor:

          Taft, Stettinius & Hollister LLP
          1800 Firstar Tower
          425 Walnut Street
          Cincinnati, OH  45202-3957
          Telecopier:  (513) 381-0205

or at such other address as may hereafter be designated in writing by that party. All such notices or other communications shall be deemed to have been given on (i) the date received if delivered personally, (ii) the date of posting if delivered by mail, or (iii) the date of transmission if delivered by telecopy.

     13. CONFLICT IN AGREEMENTS. If the subordination provisions of any instrument evidencing Subordinated Indebtedness conflict with the terms of this Agreement, the terms of this Agreement shall govern the relationship between the Lender and the Subordinated Creditor.

     14. NO WAIVER. No waiver shall be deemed to be made by the Lender or the Subordinated Creditor of any of its rights hereunder unless the same shall be in writing signed on behalf of the Lender or the Subordinated Creditor, as the case may be, and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Lender or the Subordinated Creditor or the obligations of the Subordinated Creditor to the Lender or the obligations of the Lender to the Subordinated Creditor in any other respect at any time.

     15. BINDING EFFECT; ACCEPTANCE. This Agreement shall be binding upon the parties hereto and their legal representatives, successors and assigns and shall inure to the benefit of each party hereto and its participants, successors and assigns irrespective of whether this or any similar agreement is executed by any other Subordinated Creditor of the Borrower.

     16. MISCELLANEOUS. The paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     17. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE; WAIVER OF JURY TRIAL. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Arizona in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the Superior Court of Maricopa County, Arizona or the United States District Court, District of Arizona. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS ACKNOWLEDGMENT.

     IN WITNESS WHEREOF, each party has executed this Agreement as of the day and year first above-written.



Witness:
         ----------------------------        -----------------------------------




                                        WELLS FARGO BUSINESS CREDIT, INC.,
                                        a Minnesota corporation


                                        By:
                                            ------------------------------------

                                            Its:
                                                 -------------------------------

                           Acknowledgment by Borrower

     The undersigned, being the Borrower referred to in the foregoing Agreement, hereby (i) acknowledges receipt of a copy thereof, (ii) agrees to all of the terms and provisions thereof, (iii) agrees to and with the Lender that it shall make no payment on the Subordinated Indebtedness that the Subordinated Creditor would not be entitled to receive under the provisions of the Agreement, (iv) agrees that any such payment will constitute a default under the Lender Indebtedness, and (v) agrees to mark its books conspicuously to evidence the subordination of the Subordinated Indebtedness effected hereby.

                                        ROYAL PRECISION, INC., a Delaware
                                        corporation


                                        By:
                                            ------------------------------------

                                            Its:
                                                 -------------------------------


                                        ROYAL GRIP, INC., a Nevada corporation


                                        By:
                                            ------------------------------------

                                            Its:
                                                 -------------------------------


                                        ROYAL GRIP HEADWEAR COMPANY, a Nevada
                                        corporation


                                        By:
                                            ------------------------------------

                                            Its:
                                                 -------------------------------

                                        FM PRECISION GOLF MANUFACTURING CORP.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------

                                            Its:
                                                 -------------------------------


                                        FM PRECISION GOLF SALES CORP.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------

                                            Its:
                                                 -------------------------------

                                    EXHIBIT A

             attach copy of Subordinated Note with following legend

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT BY ___________________ IN FAVOR OF WELLS FARGO BUSINESS CREDIT, INC. DATED AS OF APRIL 10, 2002.